UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

IDAHO STRATEGIC RESOURCES, INC.
(Name of Registrant as Specified in its Charter)

___________________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Idaho Strategic Resources, Inc.

201 N. 3rd Street

Coeur d’Alene, Idaho 83814

Notice of Annual Meeting of Shareholders

Dear Shareholder:

Notice is hereby given that the Annual Meeting of shareholders of Idaho Strategic Resources, Inc. (the “Company”) will be held at the Company’s corporate office, 201 N. 3rd Street, Coeur d’Alene, Idaho, 83814, on June 12, 2023, at 9:00AM Pacific Time, for the following purposes:

1.

To elect the Company’s Board of Directors to serve until the Company’s 2024 Annual Meeting of Shareholders or until successors are duly elected and qualified; the following are nominees for election as Directors: John Swallow, Grant Brackebusch, Kevin Shiell, and Rich Beaven;

2.	To ratify the appointment of the Company’s independent registered public accounting firm for the ensuing year;

3.	To approve the Company’s 2023 Equity Incentive Compensation Plan as more particularly described in the Proxy Statement; and,

4.	To perform any other business that may properly come before the Annual Meeting and any adjournment or postponement thereof.

The Board of Directors unanimously recommends that you vote for each of these proposals. These matters and instructions on how to vote are more fully described in the attached proxy statement and proxy card accompanying this Notice. The approximate date of the mailing of the Proxy Statement, the enclosed annual report and form of proxy is May 15, 2023.  The Board of Directors has fixed April 28, 2023, as the record date for the Annual Meeting. Only shareholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of shareholders as of April 28, 2023, will be available at the Annual Meeting for inspection by any shareholder. Shareholders will need to register at the Annual Meeting to attend the Annual Meeting. If your shares of common stock are not registered in your name, you will need to bring proof of your ownership of those shares to the Annual Meeting in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares of common stock to provide you with a valid proxy card to permit you to vote at the Annual Meeting. Please bring that documentation to the Annual Meeting.

Your vote is important no matter how large or small your holdings may be. To assure your representation at the Annual Meeting, please vote your shares by returning the enclosed proxy promptly. You may also vote your proxy over the Internet or via the fax number as instructed in this Notice of Meeting and additional documentation titled Regarding the Internet Availability of Proxy Materials. This will not prevent you from voting in person but will ensure that your vote is counted if you are unable to attend.

By Order of the Board of Directors,

/s/ John Swallow

John Swallow

Chairman of the Board

Idaho Strategic Resources, Inc.

201 N. 3rd Street

Coeur d’Alene, Idaho 83814

May 15, 2023

i

IDAHO STRATEGIC RESOURCES, INC.

201 N. 3rd Street

Coeur d’Alene, Idaho 83814

Proxy Statement For

Annual Meeting of Shareholders

To Be Held June 12, 2023, 9:00AM Pacific Time

Idaho Strategic Resources Corporate Office

201 N. 3rd Street, Coeur d’Alene, Idaho, 83814

The Board of Directors (the “Board”) of Idaho Strategic Resources, Inc. (the “Company”) is soliciting proxies for use at the annual meeting of shareholders to be held on Monday, June 12, 2023, at 9:00 A.M., Pacific Time, at the Company’s offices, located 201 N. 3rd Street, Coeur d’Alene, Idaho, and any adjournment or postponement thereof (the “Annual Meeting”) for the purposes set forth in the attached Notice of Meeting and regarding the availability of this Proxy Statement and form of proxy first mailed to holders of the Company’s common stock on or about May 15, 2023.

You are invited to attend the Annual Meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares in person, by completing a proxy card online, by completing and returning a proxy card provided to you by mail or fax, or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of all Directors, FOR the ratification of the appointment of the Company’s independent registered public accounting firm, and FOR the approval of the Company’s 2023 Equity Incentive Compensation Plan.

The Company’s common stock is the only type of security entitled to vote at the Annual Meeting. The Company’s corporate Bylaws define a quorum as a majority of all the shares entitled to vote, represented by shareholders of record in person or by proxy, but in no event shall a quorum consist of less than one-third (1/3) of the shares outstanding entitled to vote at the meeting. The Company’s Articles of Incorporation do not allow cumulative voting for Directors. The nominees who receive the most votes will be elected. A majority of the voting power of the voting shares present, whether in person or by proxy, is required to ratify the appointment of the Company’s independent registered public accounting. The approval of a majority of the votes actually cast at the meeting for the matter, whether in person or by proxy, is required to approve the 2023 Equity Incentive Compensation Plan.

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QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a shareholder of record at the close of business on April 28, 2023, and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which we would like you, as a shareholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

This proxy is being solicited on behalf of the Company. When you sign the proxy card you appoint John Swallow, Director, President and Chief Executive Officer as your representative at the Annual Meeting. As your representative, he will vote your shares at the Annual Meeting (or any adjournments or postponements) as you have instructed them on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue properly comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representative will vote your shares, under your proxy, at their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed April 28, 2023, as the record date for the Annual Meeting. Only holders of common stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of April 28, 2023, 12,256,523 shares of the Company were issued and outstanding.

What am I voting on?

You are being asked to vote on the following:

1.

To elect the Company’s Board of Directors to serve until the Company’s 2024 Annual Meeting of Shareholders or until successors are duly elected and qualified; the following are nominees for election as Directors: John Swallow, Grant Brackebusch, Kevin Shiell and Richard Beaven;

2.	To ratify the appointment of the Company’s independent registered public accounting firm for the ensuing year;
3.	To approve the Company’s 2023 Equity Incentive Compensation Plan; and,
4.	To perform any other business that may properly come before the Annual Meeting.

What does the Board of Directors Recommend with regard to these proposals?

The Board of Directors of the Company believes the proposals described herein are in the best interests of the Company and its shareholders and, accordingly, unanimously recommends that the shareholders vote “FOR” each of the proposals identified in this proxy statement.

The Board recommends a vote FOR each of the nominees to the Board, FOR the ratification of the appointment of the Company’s independent registered public accounting firm, and FOR the approval of the Company’s 2023 Equity Incentive Compensation Plan.

How many votes do I get?

Each share is entitled to one (1) vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

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How do I vote?

You have several voting options. You may vote by:

•	Completing your proxy card over the internet at the following website: https://stocktransfersolo.com/Vote;
•	Downloading or requesting a proxy card (as detailed below), signing your proxy card and mailing or faxing it to the attention of: Nevada Agency and Transfer Company, 50 West Liberty Street, Suite 880, Reno NV 89501 or 775-322-5623; or
•	Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in a “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can shareholders vote in person at the Annual Meeting?

We will pass out written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the Annual Meeting.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•

Signing another proxy with a later date and mailing or faxing it to the attention of: Nevada Agency and Transfer Company, 50 West Liberty Street, Suite 880, Reno NV, or 775-322-5623 so long as it is received prior to 4:00 PM Pacific Time on June 9, 2023;

•

Delivering a written notice of the revocation of your proxy to the attention of: Nevada Agency and Transfer Company, 50 West Liberty Street, Suite 880, Reno NV 89501, so long as it is received prior to 4:00 PM Pacific Time on June 9, 2023; or

•	Voting in person at the Annual Meeting.

Beneficial owners of shares should refer to the instructions received from their stockbroker or the registered holder of their shares if they wish to change their vote.

How many votes do you need to hold the Annual Meeting?

To conduct the Annual Meeting, the Company must have a quorum. A Quorum for the Annual Meeting consists of a majority of all the shares entitled to vote, but in no event shall a quorum consist of less than one-third (1/3) of shares entitled to vote present in person or represented by proxy. The Company’s common stock is the only type of security entitled to vote at the Annual Meeting. Based on 12,256,523 voting shares outstanding as of the record date of April 28, 2023, 4,085,507 shares must be present at the Annual Meeting, in person or by proxy, for there to be a quorum. Your shares will be counted as present at the Annual Meeting if you:

•	Submit a properly executed proxy card (even if you do not provide voting instructions); or
•	Attend the Annual Meeting in person.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present at the scheduled time for a vote at the Annual Meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the meeting. The Board of Directors must fix a new Record Date to determine the shareholders entitled to vote at the adjourned meeting if the meeting is adjourned more than 120 days after the date fixed for the original meeting and would also be required to provide shareholders with notice of the rescheduled meeting date.

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What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. Since the Company’s Bylaws state that matters presented at a meeting of the shareholders must be approved by the majority of the votes cast on the matter, a properly executed proxy card marked ABSTAIN with respect to a proposal is not considered a vote cast for the foregoing purpose, and will have no effect on the vote for that proposal. Similarly, as described below, election of Directors is by a plurality of the votes cast at the meeting. A properly executed proxy card marked WITHHELD with respect to the election of Directors will not be voted and will not count FOR any of the nominees for which the vote was withheld.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares on routine matters, but not on non-routine matters. The election of Directors is considered a non-routine matter because the Board’s nominees are running uncontested and brokers may not vote shares held in street name for their customers in relation to this item of business. The ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year of 2023 is considered a routine matter and brokers will be permitted to vote shares held in street name for their customers.  The approval of the Company’s 2023 Equity Incentive Compensation Plan is not considered a “routine” matter.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of Directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of Directors. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to ratify the appointment of the independent registered public accountant, will have no effect on the vote for such proposal.

How many votes are needed to elect Directors?

The nominees for election as Directors at the Annual Meeting will be elected by a plurality of the votes cast at the Annual Meeting. The nominees with the most votes will be elected. A properly executed proxy card marked WITHHELD with respect to the election of Directors will not be voted and will not count FOR or AGAINST any of the nominees for which the vote was withheld. Broker non-votes will have no effect on the election of the nominees.

How many votes are needed to ratify the appointment of the independent registered public accountant?

The ratification of the appointment of the independent registered public accountant will be approved if the votes cast in favor exceed the votes cast opposing the action. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose and will have no effect on the vote for this proposal.

How many votes are needed to approve the Company’s 2023 Equity Incentive Compensation Plan?

The 2023 Equity Incentive Compensation Plan will be approved if a majority of the votes cast, either in person or by proxy, at the Meeting on this proposal vote FOR the proposal.  A properly executed proxy card marked ABSTAIN will not count as a vote cast for or against this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances, may vote your shares; otherwise, your shares will not be voted at the meeting. See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your shares.

If your shares are registered in your name, and you do not complete your proxy card over the Internet or sign and return your proxy card, your shares will not be voted at the Annual Meeting unless you attend the Annual Meeting and vote your shares in person.

Where can I find the voting results of the Annual Meeting?

We will publish the final results in a current report filing on Form 8-K with the Securities and Exchange Commission (“SEC”) within four (4) business days of the Annual Meeting.

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Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the Annual Meeting as possible, the Company’s Directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Additionally, the Company may hire a proxy solicitor to help reach the quorum requirement. The Company will pay a reasonable fee in relation to these services. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s Common Shares on the record date for the reasonable expenses incurred for mailing copies of the proxy materials to the beneficial owners of such shares.

When are shareholder proposals due for the next year’s Annual Meeting of Shareholders?

In order to be considered for inclusion in next year’s proxy statement, shareholder proposals and shareholder director nominees must be submitted in writing to the Company’s Secretary, Monique Hayes, at Idaho Strategic Resources, Inc., 201 N. 3rd Street, Coeur d’Alene, Idaho 83814, and received a reasonable time before the Company begins to print and send its proxy materials. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy.

Similarly, shareholder proposals not submitted for inclusion in the proxy statement and received after the Company begins to print and send its proxy materials will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities and Exchange Act of 1934, as amended.

What materials accompany or are attached to this Proxy Statement?

ANNUAL REPORT ON FORM 10-K

APPENDIX A	Form of Proxy Card

APPENDIX B	2023 Equity Incentive Compensation Plan

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PROPOSAL 1 — ELECTION OF DIRECTORS

GENERAL QUESTIONS

What is the current composition of the Board?

The Company’s current Bylaws require the Board to have one (1) to nine (9) persons, as may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board. The current Board is composed of four (4) Directors.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All Directors serve one (1)-year terms until their successors are elected and qualified at the next Annual Meeting. In the event the Board increases to nine (9) Directors, the Board will be divided into three (3) classes.

Who is standing for election this year?

The Board of Directors has nominated the following four (4), current Board Members for election at the 2023 Annual Meeting, to hold office until the 2024 Annual Meeting:

•	John Swallow

•	Grant Brackebusch

•	Kevin Shiell

•	Richard Beaven

What if a nominee is unable or unwilling to serve?

Should any one (1) or more of these nominees become unable or unwilling to serve, which is not anticipated, the Board may designate substitute nominees, in which event the proxy representatives will vote proxies that otherwise would be voted for the named nominees for the election of such substitute nominee or nominees.

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

How are votes counted?

With respect to the election of Directors, you may vote “FOR” or “WITHHOLD” authority to vote for each of the nominees for the Board. If you “withhold” authority to vote with respect to one (1) or more Director nominees, your vote will have no effect on the election of such nominees. Broker non-votes will have no effect on the election of the nominees. All proxies executed and returned without an indication of how shares should be voted will be voted FOR the election of all nominees.

THE BOARD RECOMMENDS A VOTE FOR EACH OF THE NOMINEES.

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INFORMATION ON THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS, AND KEY EMPLOYEES

Directors, Nominees and Executive Officers

The following table sets forth certain information with respect to the Company’s current Directors and nominees, executive officers, and key employees. The ages of the Directors and officers and number of shares held are shown as of March 31, 2023.

Name & Address	Age	Position	Term	No. of Shares	Percent of Class (1)
John Swallow c/o 201 N. 3rd Street		Chief Executive Officer/President &
Coeur d’Alene, ID 83814	56	Chairman of the Board	8/29/2017 to present	1,350,162	10.32%
Grant A. Brackebusch c/o 201 N. 3rd Street		Chief Financial Officer/Vice President
Coeur d’Alene, ID 83814	53	& Director	7/18/1996 to present	142,483	1.09%
Kevin Shiell
c/o 201 N 3rd Street
Coeur d’Alene, ID 83814	64	Director	1/10/2017 to present	74,787	0.57%
Richard S. Beaven
c/o 201 N. 3rd Street
Coeur d’Alene, ID 83814	55	Director	1/12/2022	12,500	0.10%
Robert Morgan
c/o 201 N. 3rd Street		Vice President,
Coeur d’Alene, ID 83814	56	Exploration	1/16/2018 to present	38,358	0.29%
Monique Hayes
c/o 201 N. 3rd Street
Coeur d’Alene, ID 83814	57	Secretary	11/20/2016 to present	48,621	0.37%

(1) Based upon 12,256,523 outstanding shares of common stock, 289,294 warrants, and 535,953 vested options as of April 12, 2023.

Directors are elected by shareholders at each Annual Meeting of the shareholders to hold office until the next annual meeting of shareholders or until their respective successors are elected and qualified.

Describe any other directorships held by each director.

John Swallow was named Chief Executive Officer and President on January 10, 2017. Prior to being named as CEO, Mr. Swallow was appointed as the President and a Director of the Company on August 29, 2013. He resigned as president in December 2014, and subsequently reappointed as President on May 5, 2015. He holds a B.S. in Finance from Arizona State University. Mr. Swallow was the Vice President of Timberline Drilling, Inc. from November 2011 until accepting the role of President with the Company. From September 2009, until November 2011, Mr. Swallow was self-employed. From January 2006 until September 2009 he served as chairman of Timberline Resources Corporation. He brings wide-ranging experience from within the local mineral exploration industry as well as extensive knowledge of the junior equity markets. Mr. Swallow’s extensive experience in the drilling industry, his previous roles as a chairman of a board and as a vice president of a corporation qualify him to sit on the Board of the Company.

Grant A. Brackebusch, P.E. has served as the Vice President and a Director of the Company since 1996. He holds a B.S. in Mining Engineering from the University of Idaho. He is registered in Idaho as a Professional Engineer. He has worked for Idaho Strategic Resources, Inc. since 1996 and worked for Newmont Mining previously. Currently, he supervises the mining operation at the Golden Chest Mine including the operation of the New Jersey Mill. He has experience with permitting, exploration, open pit and underground mining as well as mineral processing. Mr. Brackebusch extensive mining background, knowledge of the Company’s day to day operations, and industry expertise qualify him to sit on the Board of the Company

Kevin Shiell was named a Director January 10, 2017 and has more than 35 years of operating and management experience in the mining and mineral processing industries, primarily in Montana, Idaho and Nevada. He has held executive leadership positions at several public companies, including General Manager and Vice President of Mine Operations at Stillwater Mining Company, Chief Operating Officer at MDM Gold, and various mine supervisory positions at Hecla Mining Company. He brings vast operational knowledge and management experience that qualify him to sit on the Board of the Company.

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Rich Beaven joined the Idaho Strategic Resources Board on January 12, 2022. Mr. Beaven is Lead Portfolio Manager and Principal at Signia Capital. Signia is a small-cap value asset manager with a largely institutional (pension fund) client base. Prior to co-founding Signia Capital Management in 2002, Rich was the Assistant Director of Research and a Portfolio Manager for a $2B Pacific Northwest asset management firm. With blue-collar roots, Rich went on to get a BA in business administration from the University of Kentucky and an MBA from Gonzaga University. In addition, he is a CFA charter holder and has served as President of the CFA Society of Spokane.

Executive Officers and Key Employees

Robert Morgan has served as the Vice President Exploration of the Company since January 2018. Mr. Morgan has over 21 years of exploration experience, including 19 years focused on gold exploration, of which 11 years were in Northern Idaho and Montana. Mr. Morgan has worked for some of the world’s leading gold exploration and mining companies including Newmont and ASARCO throughout the western United States, Alaska and South America. He is practiced in designing, implementing and managing large exploration programs for gold, silver, base metals and rare earth elements. His technical work has included geologic mapping, logging of drill holes, and compilation and interpretation of multiple data sets for target identification. Mr. Morgan earned his Bachelor of Science degree in geology from California State University at Chico. He has an extensive environmental background with emphasis on wetlands and water management. Mr. Morgan is a registered professional geologist with the State of Idaho and Professional Land Surveyor registered with the State of Montana.

Monique Hayes was appointed Corporate Secretary in November 2016. She has over 18 years of investor relations and corporate governance experience in the mining industry and over 25 years of communications and brand management experience. Prior to joining Idaho Strategic Resources, Inc., Ms. Hayes worked for Hecla Mining Company, Revett Mining Company and Sterling Mining. Her advertising and communications experience include working for Publicis Dialog Direct and WhiteRunkle Associates where she worked with national accounts including AT&T Wireless, Bell Atlantic and NordicTrack. Ms. Hayes attended City University where she studied business management, brand strategy and communications.

Arrangements between Officers and Directors

To the knowledge of the Board of Directors, there is no arrangement or understanding between any of the Company’s officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

Family Relationships

None of the Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees.

Other Directorships

No Directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”) (or which otherwise are required to file periodic reports under the Exchange Act).

Legal Proceedings

The Company is not aware of any material legal proceedings to which any Director, officer or affiliate of the Company, or any owner of record or beneficially of more than five percent of common stock of the Company, or any associate of any Director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The Company is not aware of any of its Directors or officers being involved in any legal proceedings in the past ten (10) years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

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CORPORATE GOVERNANCE AND BOARD MATTERS

Board of Directors Structure

The Company’s current Bylaws require the Board to have one (1) to nine (9) persons, as may be increased or decreased from time to time, exclusively by resolution approved by the affirmative vote of a majority of the Board. The current Board is composed of four (4) Directors, of which two are independent.

Independence of Directors

The Board of Directors has determined that Richard Beaven and Kevin Shiell are “independent” directors within the listing standards of the NYSE American and the independence standards of our Corporate Governance Guidelines. John Swallow and Grant Brackebusch are not independent within the standards set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Generally, in order for a director to be considered “independent” by the Board of Directors, he or she must (1) be free of any relationship that, applying the rules of the NYSE American, would preclude a finding of independence and (2) not have any relationship (either directly or as a partner, shareholder or officer of an organization) with us or any of our affiliates or any executive officer of us or any of our affiliates (exclusive of relationships based solely upon investment) that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. On an annual basis, each director and executive officer is obligated to disclose any transactions with the Company and any of its subsidiaries in which a director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. In evaluating the materiality of any such relationship, the Board of Directors takes into consideration whether disclosure of the relationship would be required by the proxy rules under the Exchange Act. If disclosure of the relationship is required, the Board of Directors must make a determination that the relationship is not material as a prerequisite to finding that the director is “independent.”

Board Meeting Attendance

The Board of Directors held a total of five meetings during the 2022 fiscal year. None of the Directors attended 100% of the aggregate of the total number of meetings of the Board of Directors and the total number of committees of the Board. The Company does not currently have a policy with regard to Board attendance at meetings. Two of the three members of the Board of Directors attended the 2022 Annual Meeting.

Committee Structure

It is the general policy of the Company that the Board as a whole will consider all major decisions. The committee structure of the Board has been expanded and includes the Audit Committee, the Compensation Committee, and the Nominating Committee. The Board may form other committees as it determines appropriate. A copy of the charter for each committee is available on the Company’s web site www.idahostrategic.com.

Audit Committee

The Audit Committee comprised of two independent directors, Rich Beaven and Kevin Shiell was established in January 2022 by the Board to meet the listing requirements for the NYSE American and for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The Audit Committee recommends the appointment of independent public accountants to conduct audits of our financial statements, reviews with the accountants the plan and results of the auditing engagement, approves other professional services provided by the accountants and evaluates the independence of the accountants. The Audit Committee also reviews the scope and adequacy of our system of internal controls and procedures over financial reporting. Each member of the Audit Committee is independent, as independence for audit committee members is defined in the NYSE American listing standards and the applicable rules of the SEC. The Audit Committee has met formally one time since the fiscal year ended on December 31, 2022. The Board has determined that Mr. Beaven is an “audit committee financial expert” as defined by the rules of the SEC.

Audit Committee Report

Our Audit Committee has met with our management and our external auditors to review the audited financial statements and discussed the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence.  Based upon the foregoing, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ending December 31, 2022 for filing with the SEC.  The Audit Committee and the Board have also recommended the selection of Assure CPA, LLC as independent auditors for the Company for the fiscal year 2023.

Submitted by the Audit Committee Members

Rich Beaven and Kevin Shiell

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Compensation Committee

The Compensation Committee was established by the Board to meet the listing requirements for the NYSE American and for the purpose of administering the Equity Plan and the compensation for Mr. Swallow, the Chief Executive Officer of the Company. Additionally, the Compensation Committee determines which executive officers and other employees may receive stock options and other stock based awards and the amounts of such stock based awards.

The Compensation Committee and its membership shall meet all applicable legal, regulatory and listing requirements set forth in the NYSE American LLC Company Guide, including the independence requirements set forth in Section 805(c)(1) of the NYSE American LLC Company Guide, and the rules and regulations of all applicable securities regulatory authorities. Each member of the Committee shall be independent within the meaning of applicable securities laws and stock exchange rules The Compensation Committee is comprised of two independent board members, Kevin Shiell and Rich Beaven.

The Compensation Committee is responsible for reviewing the results of the evaluations of directors and senior officers by the Chief Executive Officer and recommends to the Board the compensation arrangements for such officers and directors, in consultation with the Chief Executive Officer.  The Committee also reports to the Board the annual performance review of the Chief Executive Officer considering the corporate goals and objectives relevant to compensation.  The Committee may engage independent counsel, independent compensation advisor and other advisors as it determines necessary to carry out its duties; however, it cannot delegate its authority to determine director and executive officer compensation. During the fiscal year ended December 31, 2022, and to date, the Company has not hired any compensation consultants. All decisions or recommendations of the Committee shall require the approval of the Board prior to implementation.

Nominating Committee

The Company’s Charter of the Corporate Governance and Nominating Committee requires two members of the Committee (majority) to be independent within the meaning of applicable securities laws and stock exchange rules (including the listing requirements of the NYSE American LLC Company Guide).  The Nominating Committee is comprised of two independent board members, Kevin Shiell and Rich Beaven.

The Nominating Committee was created by the Board to meet the listing requirements for the NYSE American and for the purpose of overseeing the identification, evaluation and selection of qualified candidates for appointment or election to the Board. The Nominating Committee identifies individuals qualified to become Board members and recommends to the Board nominees for election as directors of the Company, taking into account that the Board as a whole shall have competency in industry knowledge, accounting and finance, and business judgment. The Nominating Committee seeks members with a broad spectrum of experience and expertise and with a reputation for integrity. Directors should have experience in positions with a high degree of responsibility, be leaders in the companies or institutions with which they are affiliated and be selected based upon contributions that they can make to the Company.

The Nominating Committee shall give the same consideration to candidates for director nominees recommended by Company shareholders as those candidates recommended by others. Shareholders should follow the procedures set forth above pertaining to shareholder proposals to propose a director nominee.

Communications to the Board

Shareholders who are interested in communicating directly with members of the Board, or the Board as a group, may do so by writing directly to the individual Board member c/o Corporate Secretary, Monique Hayes, at Idaho Strategic Resources, Inc., 201 N. 3rd Street, Coeur d’Alene, Idaho 83814. The Company’s Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to the particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. Our Corporate Secretary will review all communications before forwarding them to the appropriate Board member.  The Company’s contact information is also available on the Company’s website: www.idahostrategic.com.

Board of Directors Leadership Structure and Role in Risk Oversight

The Company is led by John Swallow, who has served as Executive Chairman of the Board since July 11, 2019, and Chief Executive Officer since January 20, 2017.

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The Board of Directors believes that the current Board leadership structure, in which the roles of Chairman and Chief Executive Officer are held by one person, is appropriate for the Company and its shareholders at this time. The current Board leadership structure is believed to be appropriate because it demonstrates to our shareholders, employees, suppliers, customers, and other stakeholders that the Company is under strong and focused leadership, which is in alignment with employees, shareholders and the communities in which we operate. The Board will continue to reexamine our corporate governance policies and leadership structure on an ongoing basis to ensure that they continue to meet the Company’s stated needs and supports and enables our goals. The Company will review these policies and may adopt a different approach in the future if circumstances warrant a change.

The Board as a whole is responsible for overseeing strategic planning, organizational design and effectiveness, systemic risk management and progress of our critical projects, and receives frequent, periodic reports from management. We believe that our directors provide independent and effective oversight of the systemic risk management function process, especially through strategic and organization reviews and continuous dialogue between the Board and our management.

Code of Ethics

The Company adopted a Code of Ethics at a Board of Directors meeting on December 9, 2003, that applies to the Company’s executive officers. The Company also adopted a Code of Ethics for all employees at the Board of Directors meeting on February 18, 2008.  In January 2022, the Company also adopted a Code of Business Conduct and Ethics for all employees, officers and directors and any consultants, which is available on the Company’s web site www.idahostrategic.com.

Delinquent Section 16(a) Reports

To our knowledge, based solely on our review of the copies of reports filed pursuant to Section 16(a) of the Exchange Act that have been received by us, we believe there has been compliance with all filing requirements under Section 16(a) applicable to our officers, directors and beneficial owners of greater than 10% of our Common Stock.

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EXECUTIVE COMPENSATION

The following discussion provides information regarding the compensation program for Idaho Strategic Resources Named Executive Officers for 2022.

Objectives of the Company’s Compensation Program

The Company’s executive compensation program is designed to attract, motivate and retain a talented team of executives who will provide leadership for the Company’s success, and thereby increase shareholder value. Base Compensation is comprised of salary and stock option awards in order to align Directors and executive officers’ interests with shareholder interests.

Securities Authorized for Issuance under Equity Plans

In April 2014, the Company established the 2014 Equity Incentive Plan to authorize the granting of stock options to officers and employees. The Company occasionally pays for goods or services with unregistered Common Stock and uses the average bid price of the stock, as quoted on the NYSE American, at the time to determine the number of shares to be issued.

Allocation between the Key Elements of Compensation

The Compensation Committee has broad discretion in allocating total compensation between the key elements of compensation discussed above. Each of the individual components of compensation is evaluated by the Compensation Committee independently and each component is not evaluated based upon the other components. The Compensation Committee has not developed a set formula (such as fair value of equity compensation to equal 50% of base salary) to allocate the elements of compensation to each individual Named Executive Officer.

Employment Agreements and Change in Control

None of our Named Executive Officers have ongoing employment agreements or agreements containing Change in Control provisions.

Stock Ownership Guidelines

The Company has not established formal stock ownership guidelines for our Named Executive Officers. The Insider Trading Policy prohibits the Named Executive Officers, as well as other insiders, who may have access to material inside information, from purchasing, selling, entering into short sale transactions, or engaging in hedging or offsetting transactions regarding the Common Stock during periods where such persons have access to material inside information.

Compensation Policies with Regard to Risk Management

The Board is responsible for the overall risk management of the Company. Idaho Strategic Resources is subject to the inherent risks involved in the production, exploration and development of mineral properties and shareholders should carefully review Item 1A, “Risk Factors,” in our Annual Report on Form 10-K for the year ended December 31, 2022. However, Idaho Strategic Resources does not have any compensation plans or incentives for our Named Executive Officers or any employee for any risk-taking activity or risk management activities. Idaho Strategic Resources does not engage in activities that have traditional incentives for financial risk-taking activities, such as buying or selling derivatives or other similar instruments.

Role of the Chief Executive Officer in Compensation Decisions

Typically, the principal executive officer of the Company makes recommendations to the compensation committee, comprised of two independent board members, concerning individual salary levels, bonuses, equity incentives and other forms of compensation for all of the executive officers other than himself, which are then reviewed and submitted to the full board for approval. The compensation committee makes its own recommendation concerning the principal executive officer’s salary, bonus and other types of compensation.

During 2022, the Compensation Committee, in consultation with the Named Executive Officers decided to increase the annual salary of the Company’s Vice President, Robert Morgan from $100,000 to $125,000 effective January 1, 2022, and from $125,000 to $135,000 effective December 16, 2022. In setting these salary amounts the Compensation Committee noted that the salary of Mr. Morgan remained below the average salaries of comparable positions in peer group companies. The Company’s Chief Executive Officer, John Swallow, and the Company’s Vice President Grant Brackebusch declined a salary increase, additionally Mr. Swallow forfeited existing stock options to further the Company’s objectives and award additional stock options to employees.

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On September 6, 2022, Idaho Strategic Resources granted an aggregate of 165,000 options under the 2014 Equity Incentive Plan including a total of 9,000 options to our Named Executive Officers. The 9,000 options granted have a three-year life, exercise price of $5.25 per share and had a total grant date fair value of $27,571, based upon a Black-Scholes model with a volatility of 89.3%, and a risk-free interest rate of 3.55%.

In the future, our officers and directors may receive additional equity-based awards pursuant to the 2023 Equity Incentive Compensation Plan more fully described in this proxy information circular; however, no awards have been granted under the 2023 Equity Incentive Compensation Plan.

Compensation of Officers

The following summary compensation table sets forth all compensation awarded to, earned by, or paid by the Company to John Swallow, the Company’s President, Chief Executive Officer, and Chairman of the Board, Grant Brackebusch, the Company’s Chief Financial Officer, and Robert Morgan, the Company’s Vice President (the “Named Executive Officers”), for the two (2) most recent years is as follows:

Executive Officer Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards[1] ($)	Nonequity Incentive Plan Compensa- tion ($)	Nonqualified Deferred Compensa- tion Earnings ($)	All Other Compensa-tion ($)	Total ($)
John Swallow	2022	125,000	4,728	-	9,190	-	-	-	138,918
President, Chief Executive Officer, & Chairman	2021	125,000	6,975	-	48,046	-	-	-	180,021
Grant Brackebusch	2022	150,000	4,728	-	9,190	-	-	-	163,918
Vice President	2021	150,000	6,975	-	48,046	-	-	-	205,021
Robert Morgan	2022	123,958	-	-	9,190	-	-	-	133,148
Vice President	2021	100,000	-	-	48,046	-	-	-	148,046

(1)

Stock Awards and Options Awards earned as Officers. The Company has valued all Stock Awards granted at fair value as computed in accordance with FASB Accounting Standards Codification Topic 718. Reference is made to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion regarding assumptions used to calculate fair value. The compensation of the Named Executive Officers has been set by disinterested members of the Board of Directors to a level competitive with other mining companies of similar size with similar types of operations. The executive stock compensation is for services as Officers.

The Company does not have a retirement plan for its executive officers and there is no agreement, plan or arrangement that provides for payments to executive officers in connection with resignation, retirement, termination or a change in control of the Company.

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Outstanding Equity Awards at Fiscal Year-end

As of December 31, 2022, 69,858 Options were vested and outstanding to Directors Grant Brackebusch, John Swallow, Kevin Shiell, and Rich Beaven.

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)
John Swallow, CEO	3,000	(3)	-	-	$5.25	9/5/2025	-	-	-	-
Grant Brackebusch, CFO	14,286	(1)	-	-	$5.60	2/11/2024	-	-	-	-
	7,143	(2)	-	-	$5.60	10/19/2024	-	-	-	-
	3,000	(3)	-	-	$5.25	9/5/2025	-	-	-	-
Rob Morgan, VP	14,286	(1)	-	-	$5.60	2/11/2024	-	-	-	-
	7,143	(2)	-	-	$5.60	10/19/2024	-	-	-	-
	3,000	(3)	-	-	$5.25	9/5/2025	-	-	-	-

(1)	Options were granted on February 11, 2021 and 100% vested on the grant date.
(2)	Options were granted on October 20, 2021 and 100% vested on the grant date.
(3)	Options were granted on September 6, 2022 and 100% vested on the grant date.

Option Exercises and Stock Vested

There were no exercises of stock options during the years ended December 31, 2022 or 2021 by our Named Executive Officers.

CEO Pay Ratio

The total annual compensation of our CEO for 2020 was 138,918 and the total compensation for the median employee for 2021 was $95,189. The ratio of CEO pay to the pay of our median employee was 1 to 1.46.

Director Compensation

Director Summary Compensation Table

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Nonequity Incentive Plan Compensa- tion ($)	Nonqualified Deferred Compensa- tion Earnings ($)	All Other Compensa-tion ($)	Total ($)
Kevin Shiell	2022	-	-	-	30,089	-	-	-	30,089
Director	2021	-	-	-	48,046	-	-	-	48,046
Rich Beaven	2022	-	-	-	30,089	-	-	-	30,089
Director	2021	-	-	-	-	-	-	-	-

No additional fees are paid for attendance at Board of Directors’ meetings, committee membership or committee chairmanship. On occasion, Directors are retained for consulting services unrelated to their duties as Directors. These consulting services are either paid in cash or with unregistered Common Stock according to the Company’s policy for share-based payment of services.

The Company does not have a retirement plan for its Directors and there is no agreement, plan or arrangement that provides for payments to Directors in connection with resignation, retirement, termination or a change in control of the Company.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

The following table sets forth information as of March 31, 2023 regarding the shares of Company Common Stock beneficially owned by: (i) each person known by the Company to own beneficially more than 5% of the Company’s Common Stock; (ii) each Director of the Company; (iii) the Named Executive Officers; and (iv) all Directors and the Named Executive Officers of the Company as a group. Except as noted below, each holder has sole voting and investment power with respect to the shares of the Company Common Stock listed as owned by that person.

Security Ownership of Certain Beneficial Owners

Title of Class	Name and Address Of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class(1)
Common	John Swallow
	c/o 201 N. Third Street Coeur d’Alene, ID 83814	1,350,162 (a)	10.32%
Common	Robert Dumont c/o 201 N. Third Street Coeur d’Alene, ID 83814	730,096 (b)	5.58%

Security Ownership of Management

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class[1]
	John Swallow
Common	c/o 201 N. Third Street
	Coeur d’Alene, ID 83814	1,350,162 (a)	10.32%
	Grant A. Brackebusch
Common	c/o 201 N. Third Street
	Coeur d’Alene, ID 83814	142,483 (c)	1.09%
	Kevin Shiell
Common	c/o 201 N. Third Street
	Coeur d’Alene, ID 83814	74,787 (d)	0.57%
	Richard S. Beaven
Common	c/o 201 N. 3rd Street
	Coeur d’Alene, ID 83814	12,500 (e)	0.10%
	Rob Morgan
Common	c/o 201 N. Third Street
	Coeur d’Alene, ID 83814	38,358 (f)	0.29%
	Monique Hayes
Common	c/o 201 N. Third Street
	Coeur d’Alene, ID 83814	48,621 (g)	0.37%
Common	All Directors and Executive Officers as a
	group (6 individuals)	1,666,911	12.74%

(1)	Based upon 12,256,523 outstanding shares of common stock, 289,294 warrants, 535,953 vested options as of March 31, 2023.
a)	Consists of 1,338,233 shares of common stock, presently exercisable options to purchase 3,000 shares of common stock, and presently exercisable warrants to purchase 8,929 shares of common stock.
b)	Consists of 628,904 outstanding shares of common stock and presently exercisable warrants to purchase 101,192 shares.
c)	Consists of 118,054 shares of common stock and presently exercisable options to purchase 24,429 shares of common stock.
d)	Consists of 42,858 shares of common stock and presently exercisable options to purchase 31,929 shares of common stock.
e)	Consists of 2,000 shares of common stock and presently exercisable options to purchase 10,500 shares of common stock.
f)	Consists of 13,929 shares of common stock and presently exercisable options to purchase 24,429 shares of common stock.
g)	Consists of 24,192 shares of common stock and presently exercisable options to purchase 24,429 shares of common stock.

None of the Directors or officers has the right to acquire any additional securities pursuant to options, warrants, conversion privileges or other rights. No shares are pledged as security.

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PAY VERSUS PERFORMANCE

As required by Item 402(v) of Regulation S-K, we are providing the following information on the relationship between Compensation Actually Paid (“CAP”) and Idaho Strategic Resources Inc.’s (IDR) performance for our NEOs (including the Principal Executive Officer, or PEO) and total shareholder return, which is defined as the change in the value of an investment in our common stock of $100 at December 31, 2020 through December 31, 2022 (the “TSR”). The definition of CAP and TSR are mandated by Item 402 and are not used by the Compensation Committee in its pay-for-performance assessments. See our "Compensation Discussion and Analysis" section for a discussion on IDR’s executive compensation philosophy, our incentive programs and practices and policies that align the interests of our NEOs to those of our shareholders.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (2)	Average Summary Compensation Table Total for non-PEO NEOs (3)	Average Compensation Actually Paid to non-PEO NEOs (4)	Value of Initial Fixed $100 Investment Based On: Total Shareholder Return (5)	Net Loss
2022	$138,918	$138,918	$148,533	$148,533	$159.60	$2,631,092
2021	$180,021	$180,021	$176,534	$176,534	$208.32	$3,260,361

(1)	Amount for John Swallow, our CEO in both 2022 and 2021 from the Summary Compensation Table (“SCT”) above.
(2)	No adjustments from SCT to CAP, stock option awards paid during the year vested immediately. No prior year adjustments.
(3)	Amount for the average of Mr. Brackebusch and Mr. Morgan, our Non-PEO’s in both 2022 and 2021 from the SCT above.
(4)	No adjustments from SCT to CAP, stock option awards paid during the year vested immediately. No prior year adjustments.
(5)	The TSR is based upon the change in value of $100 invested on the last trading day of 2020 as of the end of the year reported.

Fair value of awards were computed in accordance with Financial Accounting Standards Codification Topic 718.

The table below shows the percentage changes in selected metrics from above.

Period	Compensation Actually Paid to PEO	Average Compensation Actually Paid to non-PEO NEOs	Total Shareholder Return	Net Loss
2021 to 2022	Decreased 23%	Decreased 16%	Decreased 23%	Decreased 19%

Relationship between Compensation Actually Paid to our PEO and the Average of the Compensation Actually Paid to the Non-PEO NEOs and the Company’s Net Income. From 2021 through 2022, the compensation actually paid to our PEO and the average of the compensation actually paid to the Non-PEO NEOs decreased by 23% and 16%, respectively, compared to a 19% decrease in our net loss over the same time period. Net loss included in the Pay Versus Performance table is calculated in accordance with GAAP.

Total Shareholder Return. From 2021 to 2022, the total shareholder return decreased 23% from $208.32 to $159.60. Although there was a decrease seen year over year, the total shareholder return still represents an increase of 59% from the assumed initial investment of $100 in 2020.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Certain Relationships and Related Transactions

During the fiscal year ended December 31, 2022, the Company had a note payable to Ophir Holdings, LLC (“Ophir”), which John Swallow, our Director, President and Chief Executive Officer owns a 25% interest. At the fiscal year ended December 31, 2021, the Company owed Ophir $116,611, and at the fiscal year ended December 31, 2022, the Company owed Ophir $75,183. On March 31, 2023, the Company had the following note payable to Ophir:

March 31,
2023
Ophir Holdings LLC, 3.99% interest, monthly payments of $1,250.33 with a balloon payment of $39,854 in February 2025	$64,565
Current portion	(12,657)
Long term portion	$51,908

Related party interest expense for the three (3) months ending March 31, 2023 was $715.

Policy for Review of Related Party Transactions

As a part of the Company’s Audit Committee Charter adopted in January 2022, the Committee is tasked with providing oversight to related party transactions entered into by the Company. Prior to that, the Board would oversee related party transactions.

Incorporation by Reference

The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or the Exchange Act, except to the extent we specifically incorporate this information by reference an shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

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PROPOSAL 2 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors has selected Assure, CPA LLC to be the Company’s Independent Registered Public Accounting Firm for the ensuing year. We do not expect that a representative of Assure, CPA LLC will be present at the Annual Meeting, and therefore will not be making a statement or available to respond to questions.

This proposal seeks shareholder ratification of the appointment of Assure, CPA LLC

INFORMATION ABOUT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Fees

The aggregate fees billed for professional services rendered by the Company’s principal accountant for the audit of the annual financial statements included in the Company’s annual report on Form 10-K for the fiscal years ended December 31, 2022 and December 31, 2021 and the review for the financial statements included in the Company’s quarterly reports on Form 10-Q during those fiscal years, were $69,846 and $60,856 respectively.

Audit Related Fees

The Company incurred no fees during the last two (2) fiscal years for assurance and related services by the Company’s principal accountant that were reasonably related to the performance of the audit or review of the Company’s financial statements, and not reported under “Audit Fees” above.

Tax Fees

The Company paid fees of $7,431 in 2022 and $5,200 in 2021 to the Company’s principal accountant for tax compliance, tax advice, and tax planning services.

All Other Fees

$7,194 in other fees were incurred during 2022 and $600 in 2021 for other services rendered by the Company’s principal accountant.

Audit Committee Pre-Approval Policies

The Board of Directors has adopted an audit committee pre-approval policy. The audit committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services do not impair the auditor’s independence. The percentage of services of Audit Related Fees, Tax Fees and All Other Fees was 21.6% of the Audit Fees.

With respect to this proposal, you may vote “for,” “against” or “abstain” from voting on this proposal. If you “abstain” from voting with respect to this proposal, your vote will have no effect for this proposal. Broker non- votes will have no effect on the vote for this proposal. All proxies executed and returned without an indication of how shares should be voted will be voted FOR the ratification of the appointment of the independent registered public accounting firm.

“RESOLVED, that the shareholders of Idaho Strategic Resources, Inc. ratify the appointment of Assure, CPA LLC as the independent registered public accounting firm.”

THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

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PROPOSAL 3 — APPROVAL OF THE IDAHO STRATEGIC RESOURCES, INC. EQUITY INCENTIVE COMPENSATION PLAN

Our Board of Directors approved the Idaho Strategic Resources, Inc. Equity Incentive Compensation Plan (the “Plan”) on May 2, 2023, subject to approval by our shareholders. We are recommending that shareholders approve the Plan because we believe that the Plan will be essential to our continued success by allowing the Company to provide incentives to attract and retain key employees, non-employee directors, and consultants and align their interests with those of our shareholders.

Material Features of the 2014 Equity Incentive Plan

In April 2014, the Board adopted the 2014 Equity Incentive Plan (the “Prior Plan”). The Prior Plan authorized the granting of up to 9,000,000 stock options for common stock (or approximately 642,858 after adjustments due to the Company’s 14 for 1 reverse split) to eligible employees and other individuals identified by the Board due to their contribution or service to the Company.

If approved by our shareholders, the Plan will be the successor to the Company's Prior Plan. If the Plan is approved by our shareholders, no further awards will be made under the Prior Plan. However, outstanding awards granted under the Prior Plan will remain outstanding in accordance with their terms unless canceled or forfeited and replaced with awards under the Plan. As of May 3, 2023, there were 535,953 shares of the Company’s common stock issuable under options granted under the Prior Plan and no further shares of the Company’s common stock reserved for issuance pursuant to future grants of Awards under the Prior Plan. If the Plan is approved by the Stockholders, the Prior Plan will be withdrawn for the purposes of issuing new options or equity incentives, and therefore, no further options or equity incentives will be granted under the Prior Plan after adoption and approval of the Plan.

2014 Equity Incentive Plan Information as of May 2, 2023

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	0	0	0
Equity compensation plans not approved by security holders	535,953	$5.47	0
Total	535,953	$5.47	0

2023 Equity Incentive Compensation Plan

Shareholders are being asked to approve the Plan to authorize the issuance of up to 1,225,600 shares of our common stock pursuant to awards under the Plan and to authorize the grant of stock options that qualify for treatment as incentive stock options for purposes of Section 422 of the Internal Revenue Code,

Based on our historical equity grant practices, we believe that, if our shareholders approve the Plan, the shares reserved for issuance under the Plan will be sufficient for us to continue granting equity awards for approximately five years. Without shareholder approval of the Plan, we may be required to increase the cash components of our compensation program, which would inhibit our ability to align interests of our executives with those of our shareholders.

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Plan Highlights

The Plan contains provisions that are intended to protect the interests of our shareholders in a manner consistent with our compensation philosophy, including the following:

•	No “Liberal” Change-in-Control Definition: The Plan does not provide a “liberal” change in control definition, which means that a change in control must actually occur in order for the change-in-control provisions in the Plan to be triggered.

•	No Liberal Share Recycling: The Plan prohibits “liberal share recycling”, which means that shares used to pay the exercise price of a stock option, shares used to satisfy a tax withholding obligation with respect to any award, shares subject to cash-settled awards and shares that are repurchased by the Company with stock option proceeds will not be added back to the Plan.

•	No Discounted Stock Options or Stock Appreciation Rights: The Plan does not permit the use of “discounted” stock options or stock appreciation rights.

•	No Repricing of Stock Options or Stock Appreciation Rights; No Reload Awards: The Plan does not permit the “repricing” of stock options or stock appreciation rights without shareholder approval. This includes a prohibition on cash buyouts of underwater options or stock appreciation rights and “reloads” in connection with the exercise of options or stock appreciation rights.

•	No Dividends or Dividend Equivalents on Unvested Awards or on Stock Options/Stock Appreciation Rights: No dividends or dividend equivalents will be paid currently while awards are unvested. Instead, any dividends or dividend equivalents with respect to unvested awards may be accumulated or deemed reinvested until the underlying award becomes vested (including, where applicable, the achievement of performance goals). Additionally, no dividend equivalents will be granted with respect to any shares underlying a stock option or stock appreciation right.

A summary of the material terms of the Plan is provided below, and the complete text of the Plan is attached as Appendix B to this proxy statement. The following summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the terms of the Plan document.

Summary of the Plan

Awards and Term of the Plan

Awards granted under the Plan may be in the form of stock options (which may be incentive stock options or nonqualified stock options) or other stock-based awards, such as stock appreciation rights (or “SARs”), restricted stock, restricted stock units and performance shares. No awards may be made under the Plan after May 2, 2033, or such earlier date as the Board of Directors may terminate the Plan.

Administration

The Plan will be administered by the Compensation Committee of our Board of Directors (the “Committee”), or by such other committee or subcommittee as may be appointed by our Board, and which consists entirely of two or more individuals who are “nonemployee directors” within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 and “independent directors” within the meaning of applicable stock exchange rules. The Committee can make rules and regulations and establish such procedures for the administration of the Plan as it deems appropriate and may delegate any of its authority to one or more directors or employees, to the extent permitted by applicable laws.

Eligibility

The Plan provides for awards to our employees, non-employee directors, directors, and consultants of the Company and other selected service providers of the Company and its affiliates who are selected by the Committee, except that incentive stock options may only be granted to employees. It is currently anticipated that approximately 50 employees, two non-employee directors will be eligible to receive awards under the Plan, at the discretion of the Committee.

Shares Available

The maximum number of shares of our common stock that may be issued or transferred pursuant to awards under the Plan is 1,225,600 shares plus any shares of that become available in connection with the cancellation or forfeiture of awards issued under the Company’s Prior Plan. However, outstanding awards granted under the Prior Plan will remain outstanding in accordance with their terms unless canceled or forfeited. The Plan's share reserve is subject to adjustment in certain circumstances as described below. Shares issued under the Plan may include authorized but unissued shares, treasury shares, shares purchased in the open market, or a combination of the foregoing.

20

Shares underlying awards that terminate or are forfeited, cancelled or surrendered without the issuance of shares generally will not be counted against the number of shares available for issuance under the Plan. However, shares subject to awards that are settled in cash, shares used to pay the exercise price of stock options, shares repurchased by the Company with stock option proceeds, and shares used to pay withholding taxes upon exercise, vesting or payment of an award, will not be added back to the share reserve under the Plan.

Shares subject to awards that are granted in assumption of, or in substitution or exchange for, outstanding awards previously granted by an entity acquired directly or indirectly by the Company will not count against the share limit above, except as may be required by the rules and regulations of any stock exchange or trading market.

Non-Employee Director Award Limits

Subject to adjustment as described below, the maximum number of shares that may be covered by awards granted under the Plan to any one non-employee director in any calendar year will not exceed 61,280 shares.

Stock Options

Subject to the terms and provisions of the Plan, options to purchase shares of the Company’s common stock may be granted to eligible individuals at any time and from time to time as determined by the Committee. Options may be granted as incentive stock options or as nonqualified stock options. All of the shares available for issuance under the Plan may be issued pursuant to incentive stock options. The Committee will determine the number of options granted to each recipient. Each option grant will be evidenced by an award agreement that specifies whether the options are intended to be incentive stock options or nonqualified stock options and such additional limitations, terms and conditions as the Committee may determine.

The exercise price for each stock option may not be less than 100% of the fair market value of a share on the date of grant, and each stock option shall have a term no longer than 10 years. As of May 3, 2023, the closing price of our common stock as reported on NYSE American was $5.73 per share. Stock options granted under the Plan may be exercised by such methods and procedures as determined by the Committee from time to time.

The grant of a stock option does not accord the recipient any of the rights of a shareholder, and such rights accrue only after the exercise of the stock option and the registration of shares in the recipient's name.

Stock Appreciation Rights

The Committee in its discretion may grant SARs under the Plan. A SAR entitles the holder to receive from us upon exercise an amount equal to the excess, if any, of the aggregate fair market value of a specified number of shares that are the subject of such SAR over the aggregate exercise price for the underlying shares. The exercise price for each SAR may not be less than 100% of the fair market value of a share on the date of grant, and each SAR shall have a term no longer than 10 years.

We may make payment in settlement of the exercise of a SAR by delivering shares, cash or a combination of stock and cash as set forth in the applicable award agreement. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the Committee may determine.

Restricted Stock

Under the Plan, the Committee may grant or sell restricted stock to plan participants (i.e., shares that are subject to a substantial risk of forfeiture based on continued service and/or the achievement of performance objectives and that are subject to restrictions on transferability). Except for these restrictions and any others imposed by the Committee, upon the grant of restricted stock, the recipient will have rights of a shareholder with respect to the restricted stock, including the right to vote the restricted stock and to receive dividends and other distributions paid or made with respect to the restricted stock, except that any dividends with respect to unvested restricted stock will be accumulated or reinvested in additional restricted stock until the vesting of the award. During the applicable restriction period, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted stock. Each award of restricted stock will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions, which may include restrictions based upon the achievement of performance objectives, as the Committee may determine.

Restricted Stock Units

Under the Plan, the Committee may grant or sell restricted share units to participants. Restricted stock units constitute an agreement to deliver shares of our common stock (or an equivalent value in cash) to the participant at the end of a specified restriction period and subject to such other terms and conditions as the Committee may specify. Restricted stock units are not shares of common stock and do not entitle the recipients to any of the rights of a shareholder. Restricted stock units will be settled, in cash or shares, in an amount based on the fair market value of a share on the settlement date. Each restricted stock unit award will be evidenced by an award agreement that specifies the terms of the award and such additional limitations, terms and conditions as the Committee may determine, which may include restrictions based upon the achievement of performance objectives.

21

Performance Shares

Other stock-based awards granted under the plan may include performance shares, which are restricted stock units that vest based on the achievement of performance goals specified in the applicable award agreement. Performance shares may be settled in shares or cash, as specified in the award agreement which may additional such limitations, terms and conditions, as the Committee may determine.

Dividend Equivalents

As determined by the Committee in its discretion, stock-based awards such as restricted stock units and performance shares may provide the participant with a deferred and contingent right to receive dividend equivalents, either in cash or in additional shares. Any such dividend equivalents will be accumulated or deemed reinvested until such time as the underlying award becomes vested (including, where applicable, the achievement of performance objectives). No dividend equivalents shall be granted with respect to shares underlying any stock option or SAR.

Performance Objectives

The plan provides that performance objectives may be established by the Committee in connection with any award granted under the Plan. Performance objectives may relate to the performance of the Company or non-financial operational activities such as exploration results, for example, positive assay results from soil and rock sampling, drilling results, changes related to mineral resources, and increases or decreases in the price of the Common Stock as quoted on the NYSE American, that the Committee believes are significantly related to the operational activities of the Company, or the performance of an individual participant, and performance objectives may be made relative to the performance of a group or project.

Change in Control

The Committee retains discretion under the Plan to determine the treatment of outstanding awards in connection with a change in control of the Company. For example, the Committee may cause awards granted under the Plan to vest upon a change in control, may cancel awards in exchange for a payment of cash (or without a payment, in the case of stock options or SARs with an exercise price that exceeds fair market value), or may cause awards to be continued or substituted in connection with a change in control.

For purposes of the Plan, a “change in control” generally includes (a) the acquisition of more than 50% of the company's common stock, (b) the acquisition within a twelve-month period of 30% or more of the company's common stock, (c) the replacement of a majority of the Board of Directors, within a twelve-month period, by directors whose election was not endorsed by the incumbent Board of Directors, or (d) the acquisition of all or substantially all of the company's assets. The full definition of “change in control” is set out in the Plan.

Forfeiture and Recoupment of Awards

Awards granted under the Plan may be subject to forfeiture or recoupment as provided pursuant to any compensation recovery (or “clawback”) policy that the Company may adopt or maintain from time to time.

Adjustments

In the event of any equity restructuring, such as a stock dividend, stock split, spin-off, rights offering or recapitalization through a large, nonrecurring cash dividend, the Committee will adjust the number and kind of shares that may be delivered under the Plan, the number and kind of shares subject to the limits on awards to individual participants under the plan, the number and kind of shares subject to outstanding awards and the exercise price or other price of shares subject to outstanding awards, to prevent dilution or enlargement of rights. In the event of any other change in corporate capitalization, such as a merger, consolidation or liquidation, the Committee may, in its discretion, make such an equitable, to prevent dilution or enlargement of rights. However, unless otherwise determined by the Committee, we will always round down to a whole number of shares subject to any award. Moreover, in the event of any such transaction or event, the Committee, in its discretion, may provide in substitution for any or all outstanding awards such alternative consideration (including cash) as it, in good faith, may determine to be equitable in the circumstances and may require in connection therewith the surrender of all awards so replaced.

22

Transferability

Except as the Committee otherwise determines, awards granted under the Plan will not be transferable by a participant other than by will or the laws of descent and distribution. Except as otherwise determined by the Committee, stock options and SARs will be exercisable during a participant's lifetime only by that person or, in the event of the participant's incapacity, by that person’s guardian or legal representative. Any award made under the Plan may provide that any shares issued pursuant to the award will be subject to further restrictions on transfer.

Amendment; Prohibition on Repricing

The Board of Directors may amend, alter or discontinue the Plan at any time, with shareholder approval to the extent required by applicable laws. No such amendment or termination, however, may adversely affect in any material way any holder of outstanding awards without that person’s consent, except for amendments made to cause the plan to comply with applicable law, stock exchange rules or accounting rules.

Except in connection with a corporate transaction, no award may be amended or otherwise subject to any action that would be treated as a “repricing” of such award, unless such action is approved by our shareholders.

Certain U.S. Federal Income Tax Consequences

The following is a summary of certain U.S. federal income tax consequences of awards made under the Plan, based upon the laws in effect on the date hereof. The discussion is general in nature and does not address all of the tax considerations that may apply in light of the circumstances of a particular participant under the Plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

Nonqualified Stock Options. A participant will not recognize taxable income at the time of grant of a non-qualified stock option. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a nonqualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price.

Incentive Stock Options. A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss. If, however, such shares are disposed of within either of such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price.

Stock Appreciation Rights. A participant will not recognize taxable income at the time of grant of a SAR. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any shares delivered and the amount of cash paid by us.

Restricted Stock. A participant will not recognize taxable income at the time of grant of restricted stock, unless the participant makes an election under Section 83(b) of the Internal Revenue Code to be taxed at such time. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of the grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted stock. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for the restricted stock.

Restricted Stock Units. A participant will not recognize taxable income at the time of grant of a restricted stock unit award. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by us.

23

Performance Shares. Generally, participants will recognize taxable income at the time of at the time of settlement of performance share awards (with the amount of income recognized generally being equal to the amount of cash and the fair market value of any shares delivered under the award).

Tax Deductibility of Compensation Provided under the Plan. When a participant recognizes ordinary compensation income as a result of an award granted under the Plan, the Company may be permitted to claim a federal income tax deduction for such compensation, subject to various limitations that may apply under applicable law.

For example, Section 162(m) of the Internal Revenue Code disallows the deduction of certain compensation in excess of $1 million per year payable to certain covered employees of a public company, and the Tax Cuts and Jobs Act, which was enacted on December 22, 2017, expanded the scope of Section 162(m) in several respects, including by repealing an exemption from the $1 million deduction limit for “qualified performance-based compensation,” generally effective for taxable years beginning after December 31, 2017. As a result, except as otherwise permitted pursuant to applicable transition rules, compensation paid in 2018 or a later fiscal year to one of our covered employees generally will not be deductible by the Company to the extent that it exceeds $1 million.

Further, to the extent that compensation provided under the Plan may be deemed to be contingent upon a change in control, a portion of such compensation may be non-deductible by the Company under Section 280G of the Internal Revenue Code and may be subject to a 20% excise tax imposed on the recipient of the compensation.

Section 409A. Section 409A of the Internal Revenue Code imposes certain restrictions upon the payment of nonqualified deferred compensation. We intend that awards granted under the Plan will be designed and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code. However, the Company does not warrant the tax treatment of any award under Section 409A or otherwise.

Registration with the SEC

The Company intends to file a Registration Statement on Form S-8 relating to the issuance of shares under the Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, after approval of the Plan by the Company's shareholders.

New Plan Benefits

Because it is within the discretion of the Committee to determine which employees, non-employee directors and consultants will receive awards and the amount and type of such awards, it is not presently possible to determine the number of individuals to whom awards will be made in the future under the Plan or the amount of such awards. As of May 15, 2023, no awards have been made under the Plan.

Required Vote

The 2023 Equity Incentive Compensation Plan will be approved if a majority of the votes cast, either in person or by proxy, at the meeting on this proposal vote FOR the proposal. A properly executed proxy card marked ABSTAIN will not count as a vote cast for or against this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE PLAN.

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ADDITIONAL INFORMATION

Additional information relating to the Company is available under the Company’s profile on EDGAR at www.sec.gov and on the Company’s web site at www.idahostrategic.com. Financial information is provided in the Company’s comparative financial statements and management’s discussion and analysis for the year ended December 31, 2022 included in this mailing on Form 10-K.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the Annual Meeting.

APPENDICES

Annual Report on Form 10-K

A.	Form of Proxy

B.	2023 Equity Incentive Compensation Plan

By Order of the Board of Directors,

/s/ John Swallow

John Swallow

Chief Executive Officer

Idaho Strategic Resources, Inc. 201 N. 3rd Street

Coeur d’Alene, Idaho 83814

May 15, 2023

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APPENDIX A

FORM OF PROXY

A-1

APPENDIX B

IDAHO STRATEGIC RESOURCES, INC.

2023 EQUITY INCENTIVE COMPENSATION PLAN

1.

Purpose of the Plan. This Plan is intended to promote the interests of the Company (as defined below) and its shareholders by providing employees, non-employee directors, consultants, and other selected service providers of the Company, who are largely responsible for the management, growth, and protection of the business of the Company, with incentives and rewards to encourage them to continue in the service of the Company.

2.	Definitions. As used in the Plan or in any instrument governing the terms of any award granted under the Plan, the following definitions apply to the terms indicated below:

“Award Agreement” means a written agreement, in a form determined by the Committee from time to time, entered into by each Participant and the Company, evidencing the grant of an Incentive Award under the Plan.

“Board of Directors” means the Board of Directors of Idaho Strategic Resources, Inc.

“Change in Control” means (i) any one person, or more than one person acting as a group (as defined under Treasury Regulation section 1.409A-3(i)(5)(v)(B)) other than Idaho Strategic Resources, Inc. or any employee benefit plan sponsored by Idaho Strategic Resources, Inc. acquires ownership of stock of Idaho Strategic Resources, Inc. that, together with stock held by such person or group, constitutes more than fifty percent of the total fair market value or total Voting Power of the stock of Idaho Strategic Resources, Inc.; or (ii) any one person, or more than one person acting as a group (as defined under Treasury Regulation section 1.409A-3(i)(5)(v)(B)) other than Idaho Strategic Resources, Inc. or any employee benefit plan sponsored by Idaho Strategic Resources, Inc. acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of Idaho Strategic Resources, Inc. possessing thirty percent or more of the total Voting Power of the stock of Idaho Strategic Resources, Inc.; or (iii) a majority of members of the Board of Directors is replaced during any twelve-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board of Directors before the date of each appointment or election; or (iv) any one person, or more than one person acting as a group (as defined in Treasury Regulation section 1.409A-3(i)(5)(v)(B)) acquires (or has acquired during the twelve-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than forty percent of the total gross fair market value of all of the assets of the Company immediately before such acquisition or acquisitions. For purposes of subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. The foregoing subsections (i) through (iv) shall be interpreted in a manner that is consistent with the Treasury Regulations promulgated pursuant to section 409A of the Code so that all, and only, such transactions or events that could qualify as a “change-in-control event” within the meaning of Treasury Regulation section 1.409A-3(i)(5)(i) will be deemed to be a Change in Control for purposes of this Plan.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and all regulations, interpretations, and administrative guidance issued thereunder.

“Committee” means the Compensation Committee of the Board of Directors or such other committee as the Board of Directors shall appoint from time to time to administer the Plan and to otherwise exercise and perform the authority and functions assigned to the Committee under the terms of the Plan.

“Common Stock” means Idaho Strategic Resources, Inc.’s common stock, no par value per share, or any other security into which the common stock shall be changed pursuant to the adjustment provisions of Section 9 of the Plan.

“Company” means Idaho Strategic Resources, Inc., an Idaho corporation, and all of its Subsidiaries, collectively.

“Deferred Compensation Plan” means any plan, agreement, or arrangement maintained by the Company from time to time that provides opportunities for deferral of compensation.

“Effective Date” means the date the Plan is adopted, set forth in Section 22.

B-1

“Employment” means the period during which an individual is classified or treated by the Company as an employee, non-employee director, consultant, or other service provider of Idaho Strategic Resources, Inc., as applicable.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, with respect to a share of Common Stock, as of the applicable date of determination or if the market is not open for trading on such date, the immediately preceding day on which the market is open for trading, the closing price as reported on the principal securities exchange on which shares of Common Stock are then listed or admitted to trading (or if shares of Common Stock are then principally traded on a national securities exchange, in the reported “composite transactions” for such exchange). In the event that the price of a share of Common Stock shall not be so reported, the Fair Market Value of a share of Common Stock shall be determined by the Committee in its sole discretion.

“Incentive Award” means one or more Stock Incentive Awards and/or Cash Incentive Awards, collectively.

“Option” means a stock option to purchase shares of Common Stock granted to a Participant pursuant to Section 6.

“Other Stock-Based Award” means an award granted to a Participant pursuant to Section 7.

“Participant” means an employee, consultant, or director of the Company who is eligible to participate in the Plan and to whom one or more Incentive Awards have been granted pursuant to the Plan and have not been fully settled or cancelled and, following the death of any such Person, his successors, heirs, executors, and administrators, as the case may be.

“Person” means a “person” as such term is used in section 13(d) and 14(d) of the Exchange Act, including any “group” within the meaning of section 13(d)(3) under the Exchange Act.

“Plan” means the Idaho Strategic Resources, Inc. 2023 Equity Incentive Compensation Plan, as it may be amended from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Incentive Award” means an Option or Other Stock-Based Award granted pursuant to the terms of the Plan.

“Subsidiary” means any “subsidiary” within the meaning of Rule 405 under the Securities Act.

“Voting Power” means the number of votes available to be cast (determined by reference to the maximum number of votes entitled to be cast by the holders of Voting Securities, or by the holders of any Voting Securities for which other Voting Securities may be convertible, exercisable, or exchangeable, upon any matter submitted to shareholders where the holders of all Voting Securities vote together as a single class) by the holders of Voting Securities.

“Voting Securities” means any securities or other ownership interests of an entity entitled, or which may be entitled, to matters submitted to Persons holding such securities or other ownership interests in such entity generally (whether or not entitled to vote in the general election of directors), or securities or other ownership interests which are convertible into, or exercisable in exchange for, such Voting Securities, whether or not subject to the passage of time or any contingency.

“Idaho Strategic Resources, Inc.” means Idaho Strategic Resources, Inc., an Idaho corporation (and any successor thereto).

3.	Stock Subject to the Plan.

(a)

Stock Subject to the Plan. The maximum number of shares of Common Stock that may be covered by Incentive Awards granted under the Plan shall not exceed 1,225,600 shares of Common Stock in the aggregate plus any shares of Common Stock that become available in connection with the cancellation or forfeiture of awards issued under Idaho Strategic Resources, Inc.’s 2014 Equity Incentive Plan. Out of such aggregate, the maximum number of shares of Common Stock that may be covered by Options that are designated as “incentive stock options” within the meaning of section 422 of the Code shall not exceed 1,225,600 shares of Common Stock. The maximum number of shares referred to in the preceding sentences of this Section 3(a) shall in each case be subject to adjustment as provided in Section 9 and the following provisions of this Section 3. Shares of Common Stock issued under the Plan may be authorized and unissued shares, treasury shares, shares purchased by the Company in the open market, or any combination of the preceding categories as the Committee determines in its sole discretion.

B-2

For purposes of the preceding paragraph, shares of Common Stock covered by Incentive Awards shall only be counted as used to the extent they are actually issued and delivered to a Participant (or such Participant’s permitted transferees as described in the Plan) pursuant to the Plan; provided, however, that if an Incentive Award is settled for cash or if shares of Common Stock are withheld to pay the exercise price of an Option or to satisfy any tax withholding requirement in connection with an Incentive Award, the shares issued (if any) in connection with such settlement, the shares in respect of which the Incentive Award was cash-settled, and the shares withheld, will be deemed delivered for purposes of determining the number of shares of Common Stock that are available for delivery under the Plan. In addition, if shares of Common Stock are issued subject to conditions which may result in the forfeiture, cancellation or return of such shares to the Company, any portion of the shares forfeited, cancelled, or returned shall be treated as not issued pursuant to the Plan. In addition, if shares of Common Stock owned by a Participant (or such Participant’s permitted transferees as described in the Plan) are tendered (either actually or through attestation) to the Company in payment of any obligation in connection with an Incentive Award, the number of shares tendered shall be added to the number of shares of Common Stock that are available for delivery under the Plan.

Shares of Common Stock covered by Incentive Awards granted pursuant to the Plan in connection with the assumption, replacement, conversion, or adjustment of outstanding equity-based awards in the context of a corporate acquisition or merger (within the meaning of section 711 of the NYSE American LLC Company Guide) shall not count as used under the Plan for purposes of this Section 3.

(b)

Non-Employee Director Award Limits. Subject to adjustment as provided in Section 9, the maximum number of shares of Common Stock that may be covered by Incentive Awards granted under the Plan to any non-employee director in any calendar year shall not exceed 61,280 shares. The foregoing limit shall not apply to any Incentive Award made pursuant to any election by the Director to receive an Incentive Award in lieu of all or a portion of annual and committee retainers and annual meeting fees.

(c)

Options Limits. Subject to adjustment as provided in Section 9, the maximum number of Options that may be covered by Incentive Awards granted under the Plan to any Participant in any calendar year shall not exceed 5% of the issued Common Stock of the Company, calculated on the date an Option is granted to the Participant (unless the Company has obtained the requisite disinterested Shareholder approval.

4.

Administration of the Plan. The Plan shall be administered by a Committee of the Board of Directors consisting of two or more persons, each of whom qualifies as a “non-employee director” (within the meaning of Rule 16b-3 promulgated under section 16 of the Exchange Act) and as “independent” as required by the NYSE American Exchange or any security exchange on which the Common Stock is listed, in each case if and to the extent required by applicable law or necessary to meet the requirements of such rule, section, or listing requirement at the time of determination. The Committee shall, consistent with the terms of the Plan, from time to time designate those individuals who shall be granted Incentive Awards under the Plan and the amount, type, and other terms and conditions of such Incentive Awards. All of the powers and responsibilities of the Committee under the Plan may be delegated by the Committee, in writing, to any subcommittee thereof, in which case the acts of such subcommittee shall be deemed to be acts of the Committee hereunder. The Committee may also from time to time authorize a subcommittee consisting of one or more members of the Board of Directors (including members who are employees of the Company) or employees of the Company to grant Incentive Awards to persons who are not “executive officers” of the Company (within the meaning of Rule 16a-1 under the Exchange Act), subject to such restrictions and limitations as the Committee may specify and to the requirements of Idaho Code 30-29-624.

The Committee shall have full discretionary authority to administer the Plan, including discretionary authority to interpret and construe any and all provisions of the Plan and any Award Agreement thereunder, and to adopt, amend, and rescind from time to time such rules and regulations for the administration of the Plan. Decisions of the Committee shall be final, binding, and conclusive on all parties. For the avoidance of doubt, the Committee may exercise all discretion granted to it under the Plan in a non-uniform manner among Participants.

B-3

The Committee may delegate the administration of the Plan to one or more officers or employees of the Company, and such administrator(s) may have the authority to execute and distribute Award Agreements, to maintain records relating to Incentive Awards, to process or oversee the issuance of Common Stock under Incentive Awards, to interpret and administer the terms of Incentive Awards, and to take such other actions as may be necessary or appropriate for the administration of the Plan and of Incentive Awards under the Plan, provided that in no case shall any such administrator be authorized (i) to grant Incentive Awards under the Plan (except in connection with any delegation made by the Committee pursuant to the first paragraph of this Section 4), (ii) to take any action inconsistent with section 409A of the Code or (iii) to take any action inconsistent with applicable provisions of the Idaho Business Corporation Act.  Any action by any such administrator within the scope of its delegation shall be deemed for all purposes to have been taken by the Committee and, except as otherwise specifically provided, references in this Plan to the Committee shall include any such administrator. The Committee and, to the extent it so provides, any subcommittee, shall have sole authority to determine whether to review any actions and/or interpretations of any such administrator, and if the Committee shall decide to conduct such a review, any such actions and/or interpretations of any such administrator shall be subject to approval, disapproval, or modification by the Committee.

On or after the date of grant of an Incentive Award under the Plan, the Committee may (i) accelerate the date on which any such Incentive Award becomes vested, exercisable, or transferable, as the case may be, (ii) extend the term of any such Incentive Award, including, without limitation, extending the period following a termination of a Participant’s Employment during which any such Incentive Award may remain outstanding, (iii) waive any conditions to the vesting, exercisability, or transferability, as the case may be, of any such Incentive Award or (iv) provide for the payment of dividends or dividend equivalents with respect to any such Incentive Award; provided, that the Committee shall not have any such authority to the extent that the grant of such authority would cause any tax to become due under section 409A of the Code. Notwithstanding anything herein to the contrary, the Company shall not reprice any stock option without the approval of the shareholders of Idaho Strategic Resources, Inc, nor shall the Company purchase any underwater options for cash.

No member of the Committee shall be liable for any action, omission, or determination relating to the Plan, and Idaho Strategic Resources, Inc. shall indemnify and hold harmless each member of the Committee and each other director or employee of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been delegated, against any cost or expense (including counsel fees) or liability (including any sum paid in settlement of a claim with the approval of the Committee) arising out of any action, omission, or determination relating to the Plan, unless, in either case, such action, omission, or determination was taken or made by such member, director, or employee in bad faith and without reasonable belief that it was in the best interests of the Company.

The Company shall pay any amount payable with respect to an Incentive Award in accordance with the terms of such Incentive Award.

5.

Eligibility. The Persons who shall be eligible to receive Incentive Awards pursuant to the Plan shall be those employees, non-employee directors, directors, consultants, and other selected service providers of the Company and its affiliates whom the Committee shall select from time to time, including officers of Idaho Strategic Resources, Inc., whether or not they are directors. Each Incentive Award granted under the Plan shall be evidenced by an Award Agreement.

6.

Options. The Committee may from time to time grant Options on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. The Award Agreement shall clearly identify such Option as either an “incentive stock option” within the meaning of section 422 of the Code or as a non-qualified stock option.

(a)

Exercise Price. The exercise price per share of Common Stock covered by any Option shall be not less than one hundred percent of the Fair Market Value of a share of Common Stock on the date on which such Option is granted, other than assumptions in accordance with a corporate acquisition or merger as described in Section 3.

B-4

(b)	Term and Exercise of Options.

(i)

Each Option shall become vested and exercisable on such date or dates, during such period and for such number of shares of Common Stock as shall be determined by the Committee on or after the date such Option is granted; provided, however that no Option shall be exercisable after the expiration of ten years from the date such Option is granted; and, provided, further, that each Option shall be subject to earlier termination, expiration, or cancellation as provided in the Plan or the Award Agreement.

(ii)

Each Option shall be exercisable in whole or in part; provided, however that no partial exercise of an Option shall be for an aggregate exercise price of less than $1,000. The partial exercise of an Option shall not cause the expiration, termination, or cancellation of the remaining portion thereof.

(iii)

An Option shall be exercised by such methods and procedures as the Committee determines from time to time, including without limitation through net physical settlement or other method of cashless exercise.

(c)	Special Rules for Incentive Stock Options.

(i)

The aggregate Fair Market Value of shares of Common Stock with respect to which “incentive stock options” (within the meaning of section 422 of the Code) are exercisable for the first time by a Participant during any calendar year under the Plan and any other stock option plan of Idaho Strategic Resources, Inc. or any of its “subsidiaries” (within the meaning of section 424 of the Code) shall not exceed $100,000. Such Fair Market Value shall be determined as of the date on which each such stock option is granted. In the event that the aggregate Fair Market Value of shares of Common Stock with respect to such incentive stock options exceeds $100,000, then incentive stock options granted hereunder to such Participant shall, to the extent and in the order required by regulations promulgated under the Code (or any other authority having the force of regulations), automatically be deemed to be non-qualified stock options, but all other terms and provisions of such stock options shall remain unchanged. In the absence of such regulations (and authority), or in the event such regulations (or authority) require or permit a designation of the Options which shall cease to constitute incentive stock options, incentive stock options granted hereunder shall, to the extent of such excess and in the order in which they were granted, automatically be deemed to be non-qualified stock options, but all other terms and provisions of such stock options shall remain unchanged.

(ii)

Incentive stock options may only be granted to individuals who are employees of the Company. No incentive stock option may be granted to an individual if, at the time of the proposed grant, such individual owns stock possessing more than ten percent of the total combined Voting Power of all classes of stock of Idaho Strategic Resources, Inc. or any of its “subsidiaries” (within the meaning of section 424 of the Code), unless (i) the exercise price of such incentive stock option is at least 110 percent of the Fair Market Value of a share of Common Stock at the time such incentive stock option is granted and (ii) such incentive stock option is not exercisable after the expiration of five years from the date such incentive stock option is granted.

7.

Other Stock-Based Awards. The Committee may from time to time grant equity-based or equity-related awards not otherwise described herein in such amounts and on such terms as it shall determine, subject to the terms and conditions set forth in the Plan. Without limiting the generality of the preceding sentence, each such Other Stock-Based Award may (i) involve the transfer of actual shares of Common Stock to Participants, either at the time of grant or thereafter, or payment in cash or otherwise of amounts based on the value of shares of Common Stock, (ii) be in the form of stock appreciation rights, restricted stock, restricted stock units, performance shares, deferred share units, or share-denominated performance units and (iii) be designed to comply with applicable laws of jurisdictions other than the United States; provided, that each Other Stock-Based Award shall be denominated in, or shall have a value determined by reference to, a number of shares of Common Stock that is specified at the time of the grant of such Incentive Award.

8.	[RESERVED]

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9.

Adjustment upon Certain Changes. Subject to any action by the shareholders of Idaho Strategic Resources, Inc. required by law, applicable tax rules or the rules of any exchange on which shares of common stock of Idaho Strategic Resources, Inc. are listed for trading:

(a)

Shares Available for Grants. In the event of any change in the number of shares of Common Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination, or exchange of shares or similar corporate change, the maximum aggregate number or type of shares of Common Stock with respect to which the Committee may grant Incentive Awards, the maximum number of shares of Common Stock that may be covered by Options that are designated as “incentive stock options” within the meaning of section 422 of the Code and the maximum aggregate number of shares of Common Stock with respect to which the Committee may grant Incentive Awards to any individual Participant in any year and to any non-employee director shall be appropriately adjusted or substituted by the Committee. In the event of any change in the type or number of shares of Common Stock of Idaho Strategic Resources, Inc. outstanding by reason of any other event or transaction, the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments to the type or number of shares of Common Stock with respect to which Incentive Awards may be granted.

(b)

Increase or Decrease in Issued Shares Without Consideration. In the event of any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend (but only on the shares of Common Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall, to the extent deemed appropriate by the Committee, adjust the type or number of shares of Common Stock subject to each outstanding Incentive Award and the exercise price per share of Common Stock of each such Incentive Award.

(c)

Certain Mergers and Other Transactions. In the event of any merger, consolidation, or similar transaction as a result of which the holders of shares of Common Stock receive consideration consisting exclusively of securities of the surviving corporation in such transaction, the Committee shall, to the extent deemed appropriate by the Committee, adjust each Incentive Award outstanding on the date of such merger or consolidation so that it pertains and applies to the securities which a holder of the number of shares of Common Stock subject to such Incentive Award would have received in such merger or consolidation.

In the event of (i) a dissolution or liquidation of Idaho Strategic Resources, Inc., (ii) a sale of all or substantially all of the Company’s assets (on a consolidated basis), (iii) a merger, consolidation or similar transaction involving Idaho Strategic Resources, Inc. in which the holders of shares of Common Stock receive securities and/or other property, including cash, the Committee shall, to the extent deemed appropriate by the Committee, have the power to:

(i)

cancel, effective immediately prior to the occurrence of such event, each Incentive Award (whether or not then exercisable or vested), and, in full consideration of such cancellation, pay to the Participant to whom such Incentive Award was granted an amount in cash, for each share of Common Stock subject to such Incentive Award, equal to the value, as determined by the Committee, of such Incentive Award, provided that with respect to any outstanding Option such value shall be equal to the excess of (A) the value, as determined by the Committee, of the property (including cash) received by the holder of a share of Common Stock as a result of such event over (B) the exercise price of such Option; or

(ii)

provide for the exchange of each Incentive Award (whether or not then exercisable or vested) for an Incentive Award with respect to (A) some or all of the property which a holder of the number of shares of Common Stock subject to such Incentive Award would have received in such transaction or (B) securities of the acquiror or surviving entity and, incident thereto, make an equitable adjustment as determined by the Committee in the exercise price of the Incentive Award, or the number of shares or amount of property subject to the Incentive Award or provide for a payment (in cash or other property) to the Participant to whom such Incentive Award was granted in partial consideration for the exchange of the Incentive Award.

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(d)

Other Changes. In the event of any change in the capitalization of Idaho Strategic Resources, Inc., corporate change, corporate transaction, or other event other than those specifically referred to in Sections 9(a), (b) or (c), the Committee shall, to the extent deemed appropriate by the Committee, make such adjustments in the number and class of shares subject to Incentive Awards outstanding on the date on which such change occurs and in such other terms of such Incentive Awards as the Committee deems appropriate.

(e)

No Other Rights. Except as expressly provided in the Plan or any Award Agreement, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividends or dividend equivalents, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of Idaho Strategic Resources, Inc. or any other corporation. Except as expressly provided in the Plan, no issuance by Idaho Strategic Resources, Inc. of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares or amount of other property subject to, or the terms related to, any Incentive Award.

(f)	Savings Clause. No provision of this Section 9 shall be given effect to the extent that such provision would cause any tax to become due under section 409A of the Code.

10.	Change in Control; Termination of Employment.

(a)

Change in Control. The Committee may, in an Award Agreement or at any time thereafter, provide for the effect of a Change in Control on an Incentive Award. Such provisions may include any one or more of the following, which need not be uniform and may vary among Participants and Incentive Awards: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from any Incentive Award; (ii) the waiver or modification of performance or other conditions related to the payment or other rights under an Incentive Award; (iii) provision for the cash settlement of an Incentive Award for an equivalent cash value, as determined by the Committee; (iv) the assumption of any such Incentive Award by an acquirer or successor; or (v) such other modification or adjustment to an Incentive Award as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following a Change in Control.

(b)	Termination of Employment.

(i)

Except as to any awards constituting stock rights subject to section 409A of the Code, termination of Employment shall mean a separation from service within the meaning of section 409A of the Code, unless the Participant is retained as a consultant pursuant to a written agreement and such agreement provides otherwise. Without limiting the generality of the foregoing, the Committee shall determine whether an authorized leave of absence, or absence in military or government service, shall constitute termination of Employment, provided that a Participant who is an employee will not be deemed to cease employment in the case of any leave of absence approved by the Company. Furthermore, no payment shall be made with respect to any Incentive Awards under the Plan that are subject to section 409A of the Code as a result of any such authorized leave of absence or absence in military or government service unless such authorized leave or absence constitutes a separation from service for purposes of section 409A of the Code and the regulations promulgated thereunder.

(ii)	The Award Agreement shall specify the consequences with respect to such Incentive Awards of the termination of Employment of the Participant holding the Incentive Awards.

11.

Rights Under the Plan. No Person shall have any rights as a shareholder with respect to any shares of Common Stock covered by or relating to any Incentive Award until the date of the issuance of such shares on the books and records of Idaho Strategic Resources, Inc. Except as otherwise expressly provided in Section 9 hereof, no adjustment of any Incentive Award shall be made for dividends or other rights for which the record date occurs prior to the date of such issuance. Nothing in this Section 11 is intended, or should be construed, to limit authority of the Committee to cause the Company to make payments based on the dividends that would be payable with respect to any share of Common Stock if it were issued or outstanding, or from granting rights related to such dividends.

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The Company shall not have any obligation to establish any separate fund or trust or other segregation of assets to provide for payments under the Plan. To the extent any person acquires any rights to receive payments hereunder from the Company, such rights shall be no greater than those of an unsecured creditor.

12.	No Special Employment Rights; No Right to Incentive Award.

(a)

Nothing contained in the Plan or any Award Agreement shall confer upon any Participant any right with respect to the continuation of his or her Employment by the Company or interfere in any way with the right of the Company at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of an Incentive Award.

(b)

No person shall have any claim or right to receive an Incentive Award hereunder. The Committee’s granting of an Incentive Award to a Participant at any time shall neither require the Committee to grant an Incentive Award to such Participant or any other Participant or other person at any time nor preclude the Committee from making subsequent grants to such Participant or any other Participant or other person.

13.	Securities Matters.

(a)

Idaho Strategic Resources, Inc. shall be under no obligation to affect the registration pursuant to the Securities Act of any shares of Common Stock to be issued hereunder or to effect similar compliance under any state or local laws. Notwithstanding anything herein to the contrary, Idaho Strategic Resources, Inc. shall not be obligated to cause to be issued shares of Common Stock pursuant to the Plan unless and until Idaho Strategic Resources, Inc. is advised by its counsel that the issuance is in compliance with all applicable laws, regulations of governmental authority, and the requirements of any securities exchange on which shares of Common Stock are traded. The Committee may require, as a condition to the issuance of shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements, and representations, and that any related certificates representing such shares bear such legends, as the Committee, in its sole discretion, deems necessary or desirable.

(b)

The exercise or settlement of any Incentive Award (including, without limitation, any Option) granted hereunder shall only be effective at such time as counsel to Idaho Strategic Resources, Inc. shall have determined that the issuance and delivery of shares of Common Stock pursuant to such exercise is in compliance with all applicable laws, regulations of governmental authority and the requirements of any securities exchange on which shares of Common Stock are traded. Idaho Strategic Resources, Inc. may, in its sole discretion, defer the effectiveness of any exercise or settlement of an Incentive Award granted hereunder in order to allow the issuance of shares pursuant thereto to be made pursuant to registration or an exemption from registration or other methods for compliance available under federal or state or local securities laws. Idaho Strategic Resources, Inc. shall inform the Participant in writing of its decision to defer the effectiveness of the exercise or settlement of an Incentive Award granted hereunder. During the period that the effectiveness of the exercise of an Incentive Award has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

14.	Withholding Taxes.

(a)

Cash Remittance. Whenever withholding tax obligations are incurred in connection with any Incentive Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy federal, state, and local withholding tax requirements, if any, attributable to such event. In addition, upon the exercise or settlement of any Incentive Award in cash, or the making of any other payment with respect to any Incentive Award (other than in shares of Common Stock), the Company shall have the right to withhold from any payment required to be made pursuant thereto an amount sufficient to satisfy the federal, state, and local withholding tax requirements, if any, attributable to such exercise, settlement, or payment.

(b)

Stock Remittance. At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Incentive Award, the Committee may permit the Participant to tender to the Company (including by attestation) a number of shares of Common Stock having a Fair Market Value at the tender date determined by the Committee to be sufficient to satisfy the minimum federal, state, and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

(c)

Stock Withholding. At the election of the Participant, subject to the approval of the Committee, whenever withholding tax obligations are incurred in connection with any Incentive Award, the Company shall withhold a number of such shares having a Fair Market Value determined by the Committee to be sufficient to satisfy the minimum federal, state, and local withholding tax requirements, if any, attributable to such event. Such election shall satisfy the Participant’s obligations under Section 14(a) hereof, if any.

15.	No Obligation to Exercise. The grant to a Participant of an Incentive Award shall impose no obligation upon such Participant to exercise such Incentive Award.

16.

Transfers. Incentive Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of a Participant, only by the Participant; provided, however, that the Committee may permit Options or other Incentive Awards that are not incentive stock options to be sold, pledged, assigned, hypothecated, transferred, or disposed of, on a general or specific basis, subject to such conditions and limitations as the Committee may determine. Upon the death of a Participant, outstanding Incentive Awards granted to such Participant may be exercised only by the executors or administrators of the Participant’s estate or by any person or persons who shall have acquired such right to exercise by will or by the laws of descent and distribution. No transfer by will or the laws of descent and distribution of any Incentive Award, or the right to exercise any Incentive Award, shall be effective to bind the Company unless the Committee shall have been furnished with (a) written notice thereof and with a copy of the will and/or such evidence as the Committee may deem necessary to establish the validity of the transfer and (b) an agreement by the transferee to comply with all the terms and conditions of the Incentive Award that are or would have been applicable to the Participant and to be bound by the acknowledgements made by the Participant in connection with the grant of the Incentive Award.

17.	Expenses and Receipts. The expenses of the Plan shall be paid by the Company. Any proceeds received by the Company in connection with any Incentive Award will be used for general corporate purposes.

18.

Failure to Comply. In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or any Award Agreement, unless such failure is remedied by such Participant within ten days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such Incentive Award, in whole or in part, as the Committee, in its absolute discretion, may determine.

19.

Relationship to Other Benefits. No payment with respect to any Incentive Awards under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance, or other benefit plan of the Company except as otherwise specifically provided in such other plan.

20.

Governing Law. The Plan and the rights of all persons under the Plan shall be construed and administered in accordance with the laws of the State of Idaho without regard to its conflict of law principles.

21.

Severability. If all or any part of this Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of this Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner that will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

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22.

Effective Date and Term of Plan. The Effective Date of the Plan is May 2, 2023, subject to the approval of the Plan by the shareholders of Idaho Strategic Resources, Inc. No grants of Incentive Awards may be made under the Plan after May 2, 2033.

23.

Amendment or Termination of the Plan. The Board of Directors may at any time suspend or discontinue the Plan or revise or amend it or any Incentive Award in any respect whatsoever; provided, however, that to the extent that any applicable law, tax requirement, or rule of a stock exchange requires shareholder approval in order for any such revision or amendment to be effective, such revision or amendment shall not be effective without such approval. The preceding sentence shall not restrict the Committee’s ability to exercise its discretionary authority hereunder pursuant to Section 4 hereof, which discretion may be exercised without amendment to the Plan. No provision of this Section 23 shall be given effect to the extent that such provision would cause any tax to become due under section 409A of the Code. Except as expressly provided in the Plan, no action hereunder may, without the consent of a Participant, adversely affect the Participant’s rights under any previously granted and outstanding Incentive Award. Nothing in the Plan shall limit the right of the Company to pay compensation of any kind outside the terms of the Plan.

24.

Recoupment. Notwithstanding anything in the Plan or in any Award Agreement to the contrary, the Company will be entitled to the extent permitted or required by applicable law, Company policy and/or the requirements of an exchange on which the Company’s shares are listed for trading, in each case, as in effect from time to time to recoup compensation of whatever kind paid by the Company at any time to a Participant under this Plan.

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